SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE INDEX FUND (the “Fund”)

Effective immediately, Justin Carr, CFA, is added as a Portfolio Manager for the Fund. A Biographical description for Mr. Carr is included among the Portfolio Manager biographies listed in the Fund’s prospectuses for Golden Capital Management, LLC (“Golden Capital”) as follows:

Mr. Carr joined Golden Capital in 2011, where he currently serves as the Portfolio Manager and Analyst. Prior to joining Golden Capital, he served as an equity portfolio analyst at Wells Capital Management.

The Management of Other Accounts and Beneficial Ownership in the Funds table in the section entitled “Portfolio Managers” in the Fund’s SAI is amended to add the following information:

            Golden Capital

Justin Carr, CFA	Registered Investment Companies
	Number of Accounts	3
	Total Assets Managed	$29.23M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1 Mr. Carr became the portfolio manager of the Fund on April 16, 2013. The information presented in this table is as of the Fund’s most recent fiscal year end, at which time Mr. Carr was not the manager of the Fund.

Portfolio Manager	Fund	Beneficial Ownership
Golden Capital
Justin Carr, CFA	Index Fund	$1- $10,000

            Effective immediately, all references to Weidong Li, CFA, in the Fund’s prospectuses and SAI are removed.

April 16, 2013                                                                                                               EGIV043/P906SP